                                                                    EXHIBIT 21.1
                                                                     PAGE 1 OF 2

                  APACHE CORPORATION - LISTING OF SUBSIDIARIES
                             AS OF FEBRUARY 28, 1999


EXACT NAME OF SUBSIDIARY AND NAME                          JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                       INCORPORATION OR ORGANIZATION
-------------------------------------------------          -------------------------------------
Apache Corporation (New Jersey)                            New Jersey
Apache Foundation                                          Minnesota
Apache Gathering Company                                   Delaware
Apache Holdings, Inc.                                      Delaware
Apache International, Inc.                                 Delaware
         Apache Cote d'Ivoire, Inc.                        Delaware
         Apache Qarun Corporation LDC                      Cayman Islands
Apache Overseas, Inc.                                      Delaware
         Apache Abu Gharadig Corporation LDC               Cayman Islands
         Apache Asyout Corporation LDC                     Cayman Islands
         Apache Bohai Corporation LDC                      Cayman Islands
         Apache China Corporation LDC                      Cayman Islands
         Apache Cote d'Ivoire Petroleum LDC                Cayman Islands
         Apache Darag Corporation LDC                      Cayman Islands
         Apache East Bahariya Corporation LDC              Cayman Islands
         Apache Faiyum Corporation LDC                     Cayman Islands
         Apache Matruh Corporation LDC                     Cayman Islands
         Apache Mediterranean Corporation LDC              Cayman Islands
         Apache Poland Holding Company                     Delaware
                  Apache Eastern Europe B.V.               Netherlands
                           Apache Poland Sp. z o.o.        Poland
Nagasco, Inc.                                              Delaware
         Apache Marketing, Inc.                            Delaware
         Apache Transmission Corporation - Texas           Texas
         Apache Crude Oil Marketing, Inc.                  Delaware
         Nagasco Marketing, Inc.                           Delaware
Apache Oil Corporation                                     Texas
Burns Manufacturing Company                                Minnesota
Apache Energy Limited                                      Western Australia
         Apache Northwest Pty Ltd.                         Western Australia
         Apache Carnarvon Pty Ltd.                         Western Australia
         Apache Dampier Pty Ltd.                           Western Australia
         Apache East Spar Pty Limited                      Western Australia
         Apache Finance Pty Ltd                            Australian Capital Territory
         Apache Harriet Pty Limited                        Victoria, Australia
         Apache Oil Australia Pty Limited                  New South Wales, Australia
                  Apache Airlie Pty Limited                New South Wales, Australia
         Apache Varanus Pty Limited                        Queensland, Australia
         Apache Pipeline Pty Ltd                           Western Australia
Apache West Australia Holdings Limited                     Island of Guernsey
         Apache UK Limited                                 England and Wales
                  Apache Lowendal Pty Limited              Victoria, Australia

                                                                    EXHIBIT 21.1
                                                                     PAGE 2 OF 2

                  APACHE CORPORATION - LISTING OF SUBSIDIARIES
                             AS OF FEBRUARY 28, 1999


EXACT NAME OF SUBSIDIARY AND NAME                          JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                       INCORPORATION OR ORGANIZATION
-------------------------------------------------          -------------------------------------
DEK Energy Company                                         Delaware
         DEK Energy Texas, Inc.                            Delaware
         DEK Exploration Inc.                              Delaware
         DEK Petroleum Corporation                         Illinois
                  Apache Canada Ltd.                       Alberta, Canada
         DEPCO, Inc.                                       Texas
         Heinold Holdings, Inc.                            Delaware
Phoenix Exploration Resources, Ltd.                        Delaware
         TEI Arctic Petroleum (1984) Ltd.                  Alberta, Canada
         Texas International Company                       Delaware
Apache Khalda Corporation LDC                              Cayman Islands
         Apache Khalda, Inc.                               Delaware
Apache Qarun Exploration Company LDC                       Cayman Islands
         Phoenix Resources Company of Qarun                Delaware
Apache North America, Inc.                                 Delaware